UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2006
SILICON IMAGE, INC.

(Exact name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission	(IRS Employer
File Number)	Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On June 29, 2006, Silicon Image, Inc. (the “Registrant”) issued a press release announcing that on June 28, 2006, it held its First Annual Investor/Analyst Day, during which the Registrant (i) reconfirmed previously publicly announced expectations regarding increased revenues for the fiscal quarter ending June 30, 2006, and (ii) increased its guidance for revenues for the fiscal year ending December 31, 2006 from guidance previously stated during the Registrant’s April 26, 2006 earnings call. A copy of the press release is attached hereto as Exhibit 99.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated June 29, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2006	SILICON IMAGE, INC.
	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.01	Press release dated June 29, 2006.